EXHIBIT 10(47)


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                        HARRAH'S ENTERTAINMENT, INC
                         1990 Restricted Stock Plan
                            PARTICIPATION AWARD



THIS CERTIFIES THAT the Human Resources Committee of the Board of Directors of Harrah's Entertainment, Inc. has awarded _______________________ shares of restricted stock to ________________________________________ in accordance with the Company's 1990 Restricted Stock Plan, as amended.

Original Grant Date: ___________________


                                                          Vesting Schedule

The restrictions on these shares will lapse in the annual installments as shown at right if the participant is actively employed with the Company on the vesting date.





This award is subject to the terms and conditions of the Company's 1990 Restricted Stock Plan, as it may be amended from time to time. A brief summary of certain of the terms and conditions that apply to this award is on the reverse side of this award. This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.



DATED as of this _______ day of___________________, 19_______.



                                        HARRAH'S ENTERTAINMENT, INC.







/s/ Rebecca W. Ballou                   /s/ Michael D. Rose
----------------------------------      ----------------------------------
Secretary                               Chairman of the Board

                       SUMMARY OF CERTAIN CONDITIONS

1. The stock certificates representing this award will be held by the Company until the restrictions are lifted.


2. During the restricted period, the shares may not be sold, assigned, pledged, encumbered or used as collateral for a loan. After the shares vest, the stock certificates representing such shares may contain a restrictive legend as required by law.

3. If the participant voluntarily or involuntarily terminates active employment with the Company or its subsidiaries for any reason before the restrictions have been removed (except for death or disability as provided in Paragraph 4 below), then, subject to any contractual provisions, the terms of the Plan or the Administrative Regulations thereunder, all shares covered by the restrictions at that time will be automatically forfeited to the Company.


     Reference is made to the vesting acceleration provisions in the Plan's Administrative Regulations, which provisions are applicable upon a "Change in Control" (as defined in, and subject to, such Regulations).

4. If employment ceases because of death or disability (as disability is defined in the Plan's Administrative Regulations), then, subject to any contractual provisions, the terms of the Plan or the Administrative Regulations thereunder, the restrictions on 50% of the shares remaining under restriction at that time will be removed.


5. The rights of the participant are not transferable other than by will or the laws of descent and distribution in accordance with the Plan's provisions.

6. The participant will be entitled to vote and receive dividends on the restricted shares.


7. ALL TERMS AND CONDITIONS OF THE HARRAH'S ENTERTAINMENT, INC. 1990 RESTRICTED STOCK PLAN AND THE ADMINISTRATIVE REGULATIONS THEREUNDER, AS AMENDED FROM TIME TO TIME, ARE INCORPORATED HEREIN BY REFERENCE. ANY CONFLICT OR QUESTION OF INTERPRETATION SHALL BE GOVERNED BY THE PROVISIONS OF THE PLAN, THE PLAN'S ADMINISTRATIVE REGULATIONS AND THE DECISIONS OF THE HUMAN RESOURCES COMMITTEE.

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                        HARRAH'S ENTERTAINMENT, INC.
                         1990 Restricted Stock Plan
                            PARTICIPATION AWARD



THIS CERTIFIES THAT _________________________________________  has been awarded __________________ shares of restricted stock in accordance with the Company's 1990 Restricted Stock Plan, as amended.



                                                    Annual Vesting Schedule

The restrictions on these shares will lapse in the annual installments as shown at the right if the participant is a member of the Board of Directors of the Company on the applicable April 1 vesting date.






This award is subject to the terms and conditions of the Company's 1990 Restricted Stock Plan, as amended. A brief summary of certain of the terms and conditions that apply to this award is on the reverse side of this award. This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.



DATED as of this ___________ day of _____________________, 19_______.



                                             HARRAH'S ENTERTAINMENT, INC.







/s/ Rebecca W. Ballou                        /s/ Michael D. Rose
----------------------------------           -------------------------------
Secretary                                    Chairman of the Board









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




                       SUMMARY OF CERTAIN CONDITIONS

1. The stock certificates representing this award will be held by the Company until the restrictions are lifted.


2. During the restricted period, the shares may not be sold, assigned, pledged, encumbered or used as collateral for a loan. After the shares vest, the stock certificates representing such shares may contain a restrictive legend as required by law.

3. Unvested restricted shares granted to non-employee directors shall be forfeited when the director's Board service terminates except all restricted shares shall vest upon: (a) a Change in Control of the Company (as defined in the Plan's Administrative Regulations); or (b) upon such person's death, or permanent and total disability as determined by a licensed physician.


4. The rights of the participant are not transferable other than by will or the laws of descent and distribution in accordance with the Plan's provisions.

5. The participant will be entitled to vote and receive dividends on the restricted shares represented by this award.


6. ALL TERMS AND CONDITIONS OF THE HARRAH'S ENTERTAINMENT, INC. 1990 RESTRICTED STOCK PLAN AND THE PLAN'S ADMINISTRATIVE REGULATIONS, AS AMENDED, ARE INCORPORATED HEREIN BY REFERENCE. ANY CONFLICT OR QUESTION OF INTERPRETATION SHALL BE RESOLVED BY THE PROVISIONS OF THE PLAN OR ITS ADMINISTRATIVE REGULATIONS.